SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of Report (Date of Earliest Event Reported): February 13, 2006
                                                           ------------------

                            TITAN TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


               New Mexico                0-25024            85-0206831
     ----------------------------     ------------      -------------------
     (State or other jurisdiction     (Commission       (I.R.S.  Employer
      of incorporation)                File Number)      Identification No.)


        3206 Candelaria NE, Albuquerque, N.M.                     87107
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     (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number including area code: (505) 884-0272
                                                           --------------


                                       N/A
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         (Former name or former address, if changed since last report):


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)]
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)]

Section 1 Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     The Company ("Titan") issued a press release on February 13, 2006 announcing the execution of a License Agreement on February 1, 2006, with PPT Holding, Ltd., a Texas limited partnership, ("Licensee") for the exclusive right to build recycling facilities in the Republic of Mexico utilizing Titan's patented tire recycling technology ("Agreement"). The Agreement provides for the initial construction of three facilities within three years commencing on September 15, 2006.

     The license fee for each plant of $1,000,000 will be payable as follows:

     1. a deposit of $100,000 on or before April 30, 2006, 2. $300,000 upon commencement of construction, 3. $300,000 upon completion of construction and 4. $300,000 upon reaching full capacity.

     In addition, PPT Holding, Ltd. will pay Titan $200,000 for the exclusive right to license Titan's tire recycling technology for tire recycling plants in Mexico.

     As of the date of this report, PPT Holding and its predecessor have paid Titan a total of $340,000 of the total of $500,000, leaving a total of $160,000 due by April 30, 2006.

     In addition the Agreement provides that Licensees will pay Titan royalty payments equal to $4.00 per ton of tires processed in the recycling plants in Mexico after full capacity is reached. Titan estimates that royalty payments will aggregate approximately $250,000 per year per plant at current market prices for the usual by-products of steel, oil and carbon black, assuming the processing of 150 tons of tires (approximately 15,000 average automobile tires) per day. It is anticipated that the processing of 150 tons of tires per day will yield approximately 500 barrels of high grade fuel oil, approximately 90,000 pounds of carbon black, and 15 tons of carbon steel per day for each facility.

     Titan will also purchase a Five Percent (5%) ownership interest in PPT Holding, Ltd. for $100,000, of which $85,100 has been paid to date.

     Licensee has indicated that the estimated cost of construction of each plant will be between $15,000,000 and $20,000,000 and will be located in Nuevo Laredo, Mexico where it intends to locate its first three processing stages (plants).

     Failure by PPT Holding, Ltd. to make the required payments or commence construction of the first three plants by the designated dates could result in Titan terminating the License Agreement and loss of the exclusive license for Mexico and all the money paid to date by PPT Holding Ltd. and its predecessor to date.

     A copy of the License Agreement and Press Release is attached hereto.


Section 9: Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

  Exhibit Number         Description
  --------------         -------------------------------------
       10.22             Material Contracts:
                         License Agreement dated February 1,
                         2006 for 3 plants in Mexico


       99.1              Press Release issued February 13, 2006
                         pertaining to the Material Agreement
                         described in Item 1.01 and Exhibit
                         10.22.


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Titan Technologies, Inc.

Date: February 16, 2006        By:  /s/ Ronald L. Wilder
      -----------------             -----------------------------
                                    Ronald L. Wilder, President,
                                    Chief Executive Officer, and
                                    Chief Financial Officer

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

                                  EXHIBIT INDEX

  Exhibit Number         Description
  --------------         -----------------------------------------

       10.22             Material Contracts:
                         License Agreement dated February 1, 2006 for 3 plants in Mexico


       99.1              Press Release issued February 13, 2006
                         pertaining to the Material Agreement
                         described in Item 1.01 and Exhibit
                         10.22.


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